SUMMARY PROSPECTUS ï JANUARY 29, 2010 Van Kampen Intermediate Term Municipal Income Fund

Class / Ticker  A VKLMX  B VKLBX  C VKLCX  I VKLIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.vankampen.com/intermediatetermmunicipalincome. You can also get this information at no cost by calling 800-847-2424 or by sending an e-mail request to prospectus.vk@vankampen.com. The Fund’s prospectus and Statement of Additional Information (“SAI”), both dated January 29, 2010, the Fund’s audited financial statements for the fiscal year ended September 30, 2009, including the notes thereto, and the report of Ernst & Young LLP, included in the Fund’s annual report dated September 30, 2009, are all incorporated by reference into this Summary Prospectus. The Fund’s SAI and annual report may be obtained, free of charge, in the same manner as the Fund’s prospectus.

Investment Objective
The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Van Kampen funds. More information about these and other discounts is available from your financial professional and in the “Purchase of Shares” section beginning on page 17 of the Fund’s prospectus.

	Class A	Class B	Class C	Class I
	Shares	Shares	Shares	Shares

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum deferred sales charge (load) (as a percentage of the lesser of original purchase price or redemption proceeds)	None	4.00%[1]	1.00%[2]	None

Maximum sales charge (load) imposed on reinvested dividends (as a percentage of net assets)	None	None	None	None

Account Maintenance (Low Balance) Fee (for accounts generally under $750)	$12/yr	$12/yr	$12/yr	$12/yr

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	0.50%	0.50%	0.50%	0.50%

Distribution and/or service (12b-1) fees	0.25%	1.00%	1.00%	None

Other expenses	0.28%	0.28%	0.28%	0.27%

Total annual fund operating expenses[3]	1.03%	1.78%	1.78%	0.77%

Fee waiver and/or expense reimbursement	0.10%	0.10%	0.10%	0.10%

Net annual fund operating expenses after fee waiver and/or expense reimbursement[3]	0.93%	1.68%	1.68%	0.67%

1	The maximum deferred sales charge is 4.00% in the first year after purchase, 4.00% in the second year, 3.00% in the third year, 2.50% in the fourth year, 1.50% during the fifth year after purchase and zero thereafter for purchases on or after June 1, 2005. For Class B Shares purchased before June 1, 2005, the maximum deferred sales charge is 3.00% in the first year after purchase, 2.50% in the second year, 2.00% in the third year, 1.00% during the fourth year and zero thereafter. See “Purchase of Shares — Class B Shares” in the Fund’s prospectus.
2	The maximum deferred sales charge is 1.00% in the first year after purchase and zero thereafter. See “Purchase of Shares — Class C Shares” in the Fund’s prospectus.
3	The Fund’s investment adviser is currently waiving or reimbursing a portion of the Fund’s management fees or other expenses. The fee waivers and/or expense reimbursements are expected to continue (such that the total annual fund operating expenses after fee waivers and/or expense reimbursements do not exceed those amounts listed above) until such time that the Fund’s Board of Trustees acts to discontinue all or a portion of such fee waivers and/or expense reimbursements when it deems that such action is appropriate.

Example:
The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s net operating expenses remain the same each year (except for the ten-year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares eight years after the end of the calendar month in which the shares were purchased). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years

Class A Shares	$565	$757	$965	$1,564

Class B Shares	$571	$830	$1,063	$1,788

Class C Shares	$271	$530	$913	$1,987

Class I Shares	$68	$214	$373	$835

You would pay the following expenses if you did not redeem your shares:

Class A Shares	$565	$757	$965	$1,564

Class B Shares	$171	$530	$913	$1,788

Class C Shares	$171	$530	$913	$1,987

Class I Shares	$68	$214	$373	$835

Portfolio Turnover
The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect Fund performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies
Under normal market conditions, the Fund’s investment adviser seeks to achieve the Fund’s investment objective by investing at least 65% of the Fund’s total assets in a portfolio of municipal securities that are investment grade at the time of purchase. Investment grade securities are securities rated BBB or higher by Standard and Poor’s (“S&P”) or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”) or unrated securities determined by the Fund’s investment adviser to be of comparable quality. Notwithstanding the foregoing, the Fund may not invest more than 20% of its total assets in unrated investment grade securities. Under normal market conditions, the Fund’s investment adviser seeks to maintain a dollar-weighted average portfolio life of three to ten years. To enhance yield and to add diversification, the Fund may invest up to 35% of its total assets in municipal securities rated below investment grade and unrated municipal securities determined by the Fund’s investment adviser to be of comparable quality at the time of purchase. Securities rated BB or below by S&P, Ba or below by Moody’s or an equivalent rating by another NRSRO or unrated securities of comparable quality are regarded as below investment grade and are commonly referred to as “junk bonds” and involve greater risks than investments in higher-grade securities.

The Fund buys and sells municipal securities with a view towards seeking a high level of tax-exempt income consistent with preservation of capital. In selecting securities for investment, the Fund’s investment adviser seeks to add value and limit risk through careful security selection and by actively managing the Fund’s portfolio. Portfolio securities are typically sold when the assessments of the Fund’s investment adviser of such securities materially change.

The Fund may invest all or a substantial portion of its assets in municipal securities that are subject to the federal alternative minimum tax. The Fund may purchase and sell certain instruments known as “derivatives”, such as options, futures contracts, options on futures contracts and interest rate swaps or other interest rate-related transactions (collectively, also referred to in the Fund’s prospectus as Strategic Transactions), for various portfolio management purposes and to mitigate risks. In general terms, a derivative instrument is one whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. The Fund may purchase and sell securities on a when-issued or delayed delivery basis.

Principal Investment Risks
An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of any bank or other insured depository institution. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•	Market risk. Market risk is the possibility that the market values of securities owned by the Fund will decline. Investments in debt securities generally are affected by changes in interest rates and the creditworthiness of the issuer. The prices of such securities tend to fall as interest rates rise, and such declines tend to be greater among debt securities with longer maturities. As interest rates change, zero coupon bonds or pay-in-kind securities often fluctuate more in price than traditional debt securities and may subject the Fund to greater market risk than a fund that does not own these types of securities.

•	Credit risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal. Medium-grade obligations possess speculative characteristics so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. The credit quality of noninvestment grade securities is considered speculative by recognized rating agencies with respect to the issuer’s continuing ability to pay interest and principal. Lower-grade securities (also sometimes known as “junk bonds”) may have less liquidity and a higher incidence of default than higher-grade securities. The Fund may incur higher expenses to protect the Fund’s interest in such securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative issuer developments or adverse economic conditions than are higher-grade securities.

•	Income risk. The income you receive from the Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.

•	Call risk. If interest rates fall, it is possible that issuers of debt securities with high interest rates will prepay or “call” their securities before their maturity dates. In this event, the proceeds from these securities would likely be reinvested by the Fund in securities bearing the new, lower interest rates, resulting in a possible decline in the Fund’s income and distributions to shareholders.

•	Municipal securities risk. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Although the interest received from municipal securities generally is exempt from federal income tax, the Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. There could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

•	Risks of using derivative instruments. Risks of derivatives include imperfect correlation between the value of the instruments and the underlying assets; risks of default by the other party to certain transactions; risks that the transactions may result in losses that partially or completely offset gains in portfolio positions; and risks that the transactions may not be liquid.

Annual Performance
One way to measure the risks of investing in the Fund is to look at how its performance has varied from year to year. The following chart shows the annual returns of the Fund’s Class A Shares over the ten calendar years prior to the date of the Fund’s prospectus. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. The actual annual returns of Class B Shares, Class C Shares and Class I Shares would have similar variability from year to year as shown for the Fund’s Class A Shares; however, the actual annual returns of such classes of shares will differ from that shown for Class A Shares. Remember that past performance of the Fund is not indicative of its future performance. Updated performance information for the Fund is available on our web site at www.vankampen.com. As a result of market activity, current performance may vary from the figures shown.

Annual Return

During the ten-year period shown in the bar chart, the highest quarterly return for Class A Shares was 7.27% (for the quarter ended September 30, 2009) and the lowest quarterly return for Class A Shares was –2.49% (for the quarter ended December 31, 2008).

Comparative Performance
As a basis for evaluating the Fund’s performance and risks, the table below shows how the Fund’s performance compares with the Barclays Capital Municipal Bond Index, a broad-based market index that the Fund’s investment adviser believes is an appropriate benchmark for the Fund. The Barclays Capital Municipal Bond Index is generally representative of investment-grade, tax-exempt bonds. The Fund’s performance figures include the maximum sales charges paid by investors. The index’s performance figures do not include any commissions, sales charges or taxes that would be paid by investors purchasing the securities represented by the index. An investment cannot be made directly in the index.

In addition to before tax returns for each class of shares, the table shows after tax returns for the Fund’s Class A Shares in two ways: (i) after taxes on distributions and (ii) after taxes on distributions and sale of Fund shares. The after tax returns for the Fund’s Class B Shares, Class C Shares and Class I Shares will vary from the Class A Shares’ returns. After tax returns are calculated using the historical highest individual federal marginal income tax rates during the periods shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor’s tax situation and may differ from those shown. Generally, after tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. An after-tax return may be higher than the before-tax return due to an assumed benefit from any capital loss that would have been realized had Fund shares been sold at the end of the relevant period.

Average annual total returns (before and after taxes) are shown for the periods ended December 31, 2009 (the most recently completed calendar year prior to the date of the Fund’s prospectus). Remember that past performance (before and after taxes) of the Fund is not indicative of its future performance. The “Past 10 Years” performance for Class B Shares reflects the conversion of such shares into Class A Shares eight years after the end of the calendar month in which the shares were purchased. The “Since Inception” performance information shown below for Class I Shares and the corresponding performance information for the Barclays

Capital Municipal Bond Index is provided since August 12, 2005.

			Past
Average Annual Total Returns			10 Years
for the Periods Ended	Past	Past	or Since
December 31, 2009	1 Year	5 Years	Inception

Class A Shares

Return Before Taxes	8.85%	2.63%	4.21%

Return After Taxes on Distributions	8.85%	2.60%	4.15%

Return After Taxes on Distributions and Sale of Fund Shares	7.26%	2.75%	4.13%

Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

Class B Shares

Return Before Taxes	9.35%	3.27%	4.45%

Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

Class C Shares

Return Before Taxes	12.42%	2.89%	3.97%

Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%

Class I Shares

Return Before Taxes	14.64%	N/A	4.01%

Barclays Capital Municipal Bond Index	12.91%	N/A	4.35%

N/A – Not Applicable.

The current yield for the thirty-day period ended September 30, 2009 is 3.26% for Class A Shares, 2.70% for Class B Shares, 2.69% for Class C Shares and 3.61% for Class I Shares. Investors can obtain the current yield of the Fund for each class of shares by calling (800) 847-2424 or by visiting our web site at www.vankampen.com.

Investment Advisory Services
Van Kampen Asset Management is the Fund’s investment adviser (the “Adviser”). Information about the current persons jointly and primarily responsible for the day-to-day management of the Fund’s portfolio is shown below:

		Date Began
Name	Title with Adviser	Managing Fund

Thomas Byron	Executive Director	2009

Robert J. Stryker	Executive Director	2005

Robert W. Wimmel	Executive Director	2005

Purchase and Sale of Fund Shares
The minimum initial investment amount for Class A Shares, Class B Shares and Class C Shares is $1,000 for each such class of shares for regular accounts and retirement accounts; and $50 for each such class of shares for accounts participating in a systematic investment program established directly with the Fund. The minimum subsequent investment is $50 for each such class of shares and all account types. Class I Shares, which are generally available for purchase only by eligible institutions, retirement accounts and fee-based investment programs, have no minimum initial or subsequent investment requirements, provided the other eligibility requirements for purchase are met. For more information, see “Purchase of Shares — How to Buy Shares” in the Fund’s prospectus.

The Fund’s shares are redeemable. Generally, holders of Class A Shares, Class B Shares and Class C Shares may redeem some or all of their shares without charge by the Fund (other than any applicable deferred sales charge) on any business day by written request (through an authorized dealer following procedures specified by such authorized dealer) or by telephone request by calling (800) 847-2424. Holders of Class I Shares must contact their plan administrator, program administrator or authorized dealer to redeem shares. Payment for shares redeemed generally will be made within seven days after receipt of request; certain telephone redemptions may be eligible for payment by wire transfer on the next business day.

Tax Information
Shareholders may receive distributions from the Fund of dividends and capital gains, which may be taxable to shareholders. Additionally, a sale of Fund shares is a taxable event for shares held in taxable accounts. See “Federal Income Taxation” in the Fund’s prospectus.

Payments to Broker-Dealers and
Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Van Kampen Funds Inc. 522 Fifth Avenue New York, New York 10036 www.vankampen.com Copyright © 2010 Van Kampen Funds Inc. All rights reserved. Member FINRA/SIPC. Lit-Link: INFSUM 1/10